UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2020

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 402-7821

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 7.01. Regulation FD

On March 30, 2020, Capital City Bank Group, Inc. (the “Registrant”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, related to the change to the location of the Registrant’s 2020 annual meeting of shareowners (the “Annual Meeting”) to a virtual meeting format only.

The information furnished under Item 7.01 of this Current Report and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Information

Change to Virtual Meeting

On March 30, 2020, the Registrant announced that, due to the emerging public health impact of the coronavirus pandemic, the location of the Annual Meeting has been changed and will be held in a virtual meeting format only. As previously announced, the Annual Meeting will be on April 23, 2020 at 10:00 a.m. Eastern Time. To be admitted to the Annual meeting at https://virtualshareholdermeeting.com/CCBG2020, shareowners must enter the control number found on their proxy card, voting instruction form or notice previously received.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Regulation FD as part of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934.

Item No.	Description of Exhibit
99.1	Press Release, dated March 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date: March 31, 2020	By:	/s/ J.Kimbrough Davis
J. Kimbrough Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 30, 2020.